Our Ref. : CMD-G002024020500004 5016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

Address 15/F,
Pacific Trade Centre,
2 Kai Hing Road, Kowloon Bay,
Kowloon, Hong Kong

Date : 18 March 2024

Dear Sirs

Re : General Banking Facilities - 4th Supplemental Facility Letter
Uncommitted Combined Facility limit of HKD280,000,000.00***
Uncommitted Term Loan (II) ("TL (II)") Facility limit of HKD210,677,962.00*** (currently the outstanding loan maintained under the Uncommitted TL (II) Facility is HKD210,677,962.00 under account no. 382806017195080)
(collectively the "Facilities")

We, **Bank of Communications (Hong Kong) Limited** (the "**Bank**"), refer to our Facility Letter dated 27 February 2023 under reference CMD-G002022122000036785-868-10161 and amended by Supplemental Facility Letter dated 5 July 2023 under reference CMD-G002022122000036785A-868-seam130, 2nd Supplemental Facility Letter dated 1 November 2023 under reference CMD-G002023102400004 3040-868-10161 and 3rd Supplemental Facility Letter dated 21 December 2023 under reference CMD-G002023102400004 3040A-868-10161 (as amended or novated from time to time, the "**Facility Letter**"). Terms defined in the Facility Letter shall have the same meanings when used herein.

Following our recent discussions, we confirm that the Facilities have been renewed on an unchanged basis except for the following variations:

Variations to the Facility Letter:

With effect from the Effective Date (as defined below),

1. Sub-clause 1.1 of clause 1 (*Facilities*) be revised and replaced as follows :

"

Type(s) of Facility	Facility Limit(s)	Designated co-borrower(s) and sub-allocation(s), if applicable
1. Uncommitted Combined Facility	HKD286,000,000.00	
(a) Sub-group 1 - *individual Facility available as below:* (i) Uncommitted Revolving Loan ("**RL**") Facility		(HKD180,000,000.00) • Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD180,000,000.00)

Our Ref. : CMD-G0020240205000045016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

(b) Sub-group 2 - *individual Facility available as below:*		(HKD136,000,000.00)
(i) Uncommitted Letter of Credit ("**LC**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(ii) Uncommitted Trust Receipt ("**TR**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(iii) Uncommitted Inward Invoice Financing ("**IIF**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD100,000,000.00)
(iv) Uncommitted Packing Loan against Letter of Credit ("**PLALC**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD80,000,000.00)
(v) Uncommitted Negotiation of Documentary Bills under Letter of Indemnity ("**LI**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(c) Sub-group 3 - *individual Facility available as below:*		(HKD60,000,000.00)
(i) Uncommitted Revolving Loan (II) ("**RL (II)**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD30,000,000.00)

Our Ref. : CMD-G002024020500004 5016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

(ii) Uncommitted Packing Loan against Purchase Order ("**PLAPO**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD60,000,000.00)
2. Uncommitted Term Loan (II) ("**TL (II)**") Facility	HKD210,677,962.00	• Sharp Access Development Limited (HKD210,677,962.00)
Total Facility Limit:	**HKD496,677,962.00**	

Notes:

1. The aggregate amounts outstanding of all co-borrowers under all Sub-group 1 Facilities shall not at any time exceed HKD180,000,000.00.
2. The aggregate amounts outstanding of all co-borrowers under all Sub-group 2 Facilities shall not at any time exceed HKD136,000,000.00.
3. The aggregate amounts outstanding of all co-borrowers under all Sub-group 3 Facilities shall not at any time exceed HKD60,000,000.00.
4. The aggregate amounts outstanding of all co-borrowers under Sub-groups 1, Sub-group 2 & Sub-group 3 shall not at any time exceed HKD286,000,000.00.
5. The aggregate amounts outstanding under Facilities 1 and 2 shall not at any time exceed HKD496,677,962.00.
6. Uncommitted TR Facility is a sub-limit of the Uncommitted LC Facility.
7. The aggregate amounts outstanding for all Sub-groups shall not at any time exceed the Facility Limit to which the Sub-groups relate.
8. The aggregate amounts outstanding under all Facilities shall not at any time exceed the Total Facility Limit.

"

2. The utilization condition(s) (e) of Uncommitted Revolving Loan Facility under sub-clause 2.1 in clause 2 (*Pricing and Conditions*) be revised and replaced as follows :

"(e) **Interest Rate** : at 2.1% p.a. over HIBOR, and if HIBOR is less than zero, HIBOR shall be deemed to be zero."

Our Ref. : CMD-G002024020500045016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

3. The Section under "Interest" of sub-clause 2.4 in clause 2 (*Pricing and Conditions*) be revised and replaced as follows :

" Interest :

for Uncommitted TR, Uncommitted IIF, Uncommitted PLALC, Uncommitted LI and Uncommitted PLAPO Facilities :

(a) for HKD : 1.9% p.a. over HIBOR;

(b) for USD : 1.9% p.a. over Term SOFR,

and if HIBOR/Term SOFR is less than zero, HIBOR/Term SOFR shall be deemed to be zero."

A handling fee of HKD50,000.00 will be payable upon the Bank's receipt of your acceptance of this letter.

The variation(s) set out above will take effect on the date (the "**Effective Date**") when we have received the following documents in form and substance satisfactory to the Bank :

- 4th Supplemental Facility Letter signed by each of you and the guarantor(s)/security provider(s);
- Original/certified copies of all necessary consents, approvals and other authorisations (including board resolutions/shareholders resolutions, if applicable, of each of you and the guarantor(s)/security provider(s)) in connection with this letter and all other documents mentioned above;
- Valuation report(s) issued by the Bank's nominated surveyor in respect of each mortgaged property (i) which states that the market value of the properties are not less than HKD595,000,000.00 for Property (1) and HKD400,000,000.00 for Property (2) and (ii) whose comments on the conditions of each mortgaged property is acceptable to the Bank;
- Satisfactory legal opinions of legal counsel on such laws as the Bank shall require;
- Copy, certified by a director as being a true and up-to-date copy, of the following documents of Guarantor (1), Guarantor (3) and Guarantor (4) :-
  - Certificate of Incorporation
  - Certificate of Incorporation on change of name (if any)
  - Current Business Registration Certificate (if any)
  - Constitutional documents such as Memorandum and Articles of Association
  - Register of directors and officers/secretary
  - Register of members
  - Certificate of Incumbency
  - Certificate of Good Standing
- Such other documents and approvals as the Bank may request.

All other terms and conditions of the Facility Letter (as amended hereby), the Bank's Terms and Conditions for Banking Facilities (as amended by the Bank from time to time), and any guarantees and security documents in respect of the Facilities (if applicable, as amended hereby) shall continue to be in full force and effect. This 4th Supplemental Facility Letter, once accepted, shall form an integral part of the Facility Letter.

The Uncommitted Combined Facility (excluding the Uncommitted RL (II) Facility and Uncommitted Inward Invoice Financing for Merit Focus Limited) is subject to the Bank's review on or before 13 March 2025 or at such other earlier times as the Bank deems fit. The Uncommitted Inward Invoice Financing for Merit Focus Limited is subject to the Bank's review on or before 30 April 2024 or at such other earlier times as the Bank deems fit.

Our Ref. : CMD-G00202402050000045016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

Please indicate your acceptance of the above terms and conditions (incorporating the Bank's **updated** Terms and Conditions for Banking Facilities attached to this letter) by signing and returning to the Bank the duplicate of this letter within 30 days from the date of this letter, after which date this offer shall automatically lapse.

This 4th Supplemental Facility Letter is governed by Hong Kong law.

We assure you of our best services at all times.

Yours faithfully,
For **Bank of Communications (Hong Kong) Limited**

....
Authorized Signature(s)

Our Ref. : CMD-G00202402050000045016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

After careful consideration of this 4th Supplemental Facility Letter, we accept the Facilities (as amended) and agree to be bound by the above terms and conditions and the Bank's Terms and Conditions for Banking Facilities (as amended by you from time to time) attached to this letter, which we have read and understood. In addition, we agree and confirm that our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect.

For and on behalf of
Merit Focus Limited

Name: Miao Duncan

Title: Director

Date: 22 MAR 2024

Witness: So Ting Fung (10458)

For and on behalf of
Prospect Focus Limited

Name: Miao Duncan

Title: Director

Date: 22 MAR 2024

Witness: So Ting Fung (10458)

Our Ref. : CMD-G00202402050000045016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

After careful consideration of this 4th Supplemental Facility Letter, we accept the Facilities (as amended) and agree to be bound by the above terms and conditions and the Bank's Terms and Conditions for Banking Facilities (as amended by you from time to time) attached to this letter, which we have read and understood. In addition, we agree and confirm that our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect.

For and on behalf of
Triple Focus Limited

Name: Miao Duncan
Title: Director
Date: 22 MAR 2024

Witness: So Ting Fung (10458)

For and on behalf of
Sharp Access Development Limited

Name: Miao Duncan Miao Tai Wai David
Title: Directors
Date: 22 MAR 2024

Witness: So Ting Fung (10458)

Our Ref. : CMD-G0020240205000045016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

For and on behalf of
Star Rainbow Investments Limited

Name: Miao Duncan Miao Tai Wai David

Title: Directors

Date: 22 MAR 2024

Witness: So Ting Fung (10458)

For and on behalf of
Dumaine International Limited

Name: Miao Duncan Miao Tai Wai David

Title: Directors

Date: 22 MAR 2024

Witness: So Ting Fung (10458)

Our Ref. : CMD-G002024020500004 5016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

For and on behalf of
Fashion Focus Manufacturing Limited

....

Name: Miao Tai Wai David

Title: Director

Date: 22 MAR 2024

....

Witness: So Ting Fung (10458)

For and on behalf of
Wealthy Board Asia Inc.

....

Name: Miao Tai Wai David

Title: Director.

Date: 22 MAR 2024

....

Witness: So Ting Fung (10458)

Our Ref. : CMD-G00202402050000045016-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

For and on behalf of
Right Legend Limited

Name: Miao Tai Wai David
Title: Director.
Date: 22 MAR 2024

Witness: So Ting Fung (10458)

For and on behalf of
Sparkle Legend Limited

Name: Miao Duncan Miao Tai Wai David
Title: Directors
Date: 22 MAR 2024

Witness: So Ting Fung (10458)

Our Ref. : CMD-G002024020500004501 6-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

....
Miao Tai Wai David
Date: 22 MAR 2024

....
Witness: So Ting Fung (10458)

....
Miao Duncan
Date: 22 MAR 2024

....
Witness: So Ting Fung (10458)

Attachment:

(1) the Bank's Terms and Conditions for Banking Facilities (v. 202202)

Sharp Access Development Limited
(榮銳發展有限公司)
("COMPANY")

EXTRACT OF A RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY

The following is a true extract of the resolutions duly passed pursuant to the Company's Articles of Association by the Board of Directors of the Company on 22 MAR 2024:

1. Banking Facilities

Every interested Director had declared the nature and extent of his interest in the proposed transactions mentioned below in accordance with the Company's Articles of Association and the provisions of the Companies Ordinance, and was entitled to vote and be counted in the quorum pursuant to the Company's Articles of Association.

It was proposed by a 4th supplemental facility letter ("**4th Supplemental Facility Letter**") to vary certain terms of the facility letter dated 27 February 2023, supplemental facility letter dated 5 July 2023, 2nd supplemental facility letter dated 1 November 2023 and 3rd supplemental facility letter dated 21 December 2023 ("**Facility Letter**") issued by Bank of Communications (Hong Kong) Limited ("**Bank**") and accepted by the Company, Merit Focus Limited, Prospect Focus Limited and Triple Focus Limited as borrowers ("**Borrower**").

Final drafts of the following document (the "**Documents**") was considered:

(a) the 4th Supplemental Facility Letter.

Noted that:

(i) the Company had power under its Articles of Association to enter into the Documents and to carry out the transactions contemplated thereby;

(ii) it was in order for the Company to enter into the Documents and the terms thereof were commercially acceptable, in its interests and for its benefit;

(iii) the Company was solvent and would remain solvent after its execution and performance of the Documents; and

(iv) the draft Documents might be amended or modified as required by the Bank.

2. Resolutions

After careful consideration of the transactions and the provisions of the Documents, it was RESOLVED that:

(a) it was in the commercial interests and corporate benefit of the Company, and for the proper corporate purpose of the Company, to enter into the Documents and to carry out the transactions contemplated thereby;

(b) the terms of and the transactions contemplated by the Documents be and are hereby approved; the Documents may be amended as any signatory authorized by these resolutions to sign the

Documents may approve, such approval to be conclusively evidenced by the execution of the same on behalf of the Company in accordance with the terms of these resolutions;

(c) the "Representative" shall be * any one Director / ~~any 2 Directors of the Company~~ / ~~the authorized signatories of the Company pursuant to and acting in accordance with the Company's signing authorization on the Bank's record for the operation of the Company's accounts with the Bank;~~

(d) the Representative be and is hereby authorised to sign the Documents on behalf of the Company; and if any Documents are required to be executed as a deed, any 2 directors or a director and the company secretary be and are authorised to sign such Documents as a deed on behalf of the Company; and the executed Documents be delivered to the Bank;

(e) the Representative be and is hereby authorised to sign and/or dispatch any documents, notices, certificates and communications required or permitted to be given by or on behalf of the Company under or in connection with the Documents;

(f) the Representative be and is hereby authorised, in the name and on behalf of the Company and from time to time, to do all acts and things and to execute and deliver all documents which such Representative considers necessary or desirable in connection with or as contemplated by the Documents or in order to complete them and all transactions contemplated thereby, or in connection with any amendments or supplements to the Documents; and if any documents are required to be executed as a deed, any 2 directors or a director and the company secretary be and are authorised to sign such documents as a deed on behalf of the Company;

(g) all existing deed of guarantee and security documents executed by the Company in favour of the Bank shall continue to be in full force and effect and shall, among other things, secure the obligations of the Borrower in respect of the 4th Supplemental Facility Letter;

(h) any action of the Representative and any 2 directors or a director and the company secretary before the date of these resolutions in respect of the Documents including their execution and delivery be hereby approved, confirmed and ratified; and

(i) a copy of these resolutions (certified by a Director) be delivered to the Bank.

* Please delete as appropriate.

Certified by:

Name: Miao Tai Wai David

Title: Director

Date: 22 MAR 2024

Wealthy Board Asia Inc.

("Company")

(a BVI business company incorporated in the British Virgin Islands)

WRITTEN RESOLUTIONS OF THE SOLE DIRECTOR OF THE COMPANY

I, the undersigned, being the sole director of the Company (**Director**), pursuant to the Company's articles of association (**Articles**), **HEREBY ADOPT** the resolutions set out below (**Resolutions**). The effective date of the Resolutions is the date when the Resolutions are signed by the Director.

A copy of these Resolutions shall be inserted in the Company's Minute Book. Any action taken herein shall be of the same force and effect as if adopted at a duly convened meeting of the Director.

1. **INTERPRETATION**

1.1 Capitalised terms not otherwise defined have the meanings given to them in the Articles.

2. **DIRECTOR'S INTERESTS**

2.1 **IT IS NOTED THAT** the Director duly disclosed his/her interests, if any, in the matters contemplated by these Resolutions, in accordance with the Articles and that the Director is not prohibited from approving the Resolutions below.

3. **APPROVAL OF TRANSACTION AND DOCUMENTS**

3.1 **IT IS NOTED THAT** the Company is proposed to enter into the followings :

(a) A 4th supplemental facility letter (attaching the Terms and Conditions for Banking Facilities) dated 18 March 2024 addressed to Merit Focus Limited, Prospect Focus Limited, Triple Focus Limited and Sharp Access Development Limited as co-borrower(s) (**Borrower**) with the Company as guarantor(s) from Bank of Communications (Hong Kong) Limited ("**Bank**") ("**4th Supplemental Facility Letter**"), whereby the Bank agrees to make available general banking facilities of up to **HK$496,677,962.00** subject to the terms and conditions set out therein ("**Transaction**"); and

(b) the Director has received and reviewed a final or near final draft(s) of the 4th Supplemental Facility Letter (**Document(s)**).

3.2 **IT IS NOTED THAT** the final draft(s) of the Document(s) has been circulated to the Director for review and consideration.

4. **CONSIDERATION OF CORPORATE BENEFIT**

4.1 **IT IS NOTED THAT** by signing these Resolutions, the Director confirms that he/she has duly and carefully considered the matters, transactions and documents contemplated in these Resolutions and is of the opinion that such matters, transactions and documents will benefit the commercial interests of the Company and that it is in the best interests, to the advantage, and for the benefit of the Company to undertake the transaction and enter into the Transaction and Document(s).

5. **RESOLUTIONS**

5.1 **IT IS RESOLVED THAT:**

(a) the entry into the Document(s) and the Transaction contemplated therein are in the best interests of the Company carrying on its business and for its commercial benefit;

(b) the Company is, and notwithstanding its entry into the Document(s) and the Transaction contemplated therein will remain, solvent in that its assets exceed its liabilities and will be able to pay its debts as they become due;

(c) there are no charges registered or unregistered against the assets of the Company or other form of impediment which might prevent the Company from entering into and performing its obligations under the Document(s) and the Transaction contemplated therein;

(d) the terms of the Document(s) are hereby approved in all respects;

(e) the entry into, delivery and performance of the obligations under the Document(s) by the Company and the Transaction contemplated therein be and are hereby approved;

(f) the Director of the Company is authorised to sign the Document(s) for and on behalf of the Company with intent to bind the Company;

(g) all existing deed of guarantee executed by the Company in favour of the Bank shall continue to be in full force and effect and shall, among other things, secure the obligations of the Borrower in respect of the 4th Supplemental Facility Letter;

(h) *the Director ~~or *the Director and the secretary or *______________~~ (**Authorised Person(s)**) be authorised to execute (where appropriate, as a deed) and deliver on behalf of the Company, and (where required) to affix the common seal of the Company to the Document(s), and any other documents, utilisation request(s) and notices deemed by the Authorised Person(s) to be incidental to, ancillary to or expedient in connection with the Document(s) or any part thereof or in connection with the subject matter of these Resolutions;

(i) the Authorised Person(s) be authorised in his/her absolute discretion to approve any amendment, alteration or modification to the Document(s), and take any or all actions necessary, desirable or incidental, as the Authorised Person(s) see(s) fit in his/her absolute discretion in order to carry out the purpose and intent of the foregoing Resolutions;

(j) the Authorised Person(s) be and is/are hereby authorised to certify corporate documents of the Company and any of the Document(s) executed by the Company;

(k) the Authorised Person(s) (or any person authorised by him/her) be authorised, to do such acts, matters or things deemed by any of them to be necessary, desirable, incidental to, ancillary to or expedient in connection with the subject matter of these Resolutions, including (but not limited to) to do and perform (or cause to be done and performed), all such acts and to sign, make, execute, deliver, issue or file (or cause to be signed, made, executed, delivered, issued or filed) with any person including any governmental authority or agency, all such agreements, documents, instruments, instructions, certificates, consents or waivers and all amendments to any such agreements, documents, instruments, certificates, consents or waivers, and to the extent that any such acts, matters or things have been done, these be confirmed, approved and ratified;

(l) any and all actions taken by the Authorised Person(s) which would have been authorised by the foregoing Resolutions but were taken prior to the date hereof be severally approved, confirmed and ratified in all respects.

Name : Miao Tai Wai David
Sole Director
Date: 22 MAR 2024

*** Please choose as appropriate**

Star Rainbow Investments Limited
(彩星投資有限公司)
("COMPANY")

EXTRACT OF A RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY

The following is a true extract of the resolutions duly passed pursuant to the Company's Articles of Association by the Board of Directors of the Company on 22 MAR 2024:

1. Banking Facilities

Every interested Director had declared the nature and extent of his interest in the proposed transactions mentioned below in accordance with the Company's Articles of Association and the provisions of the Companies Ordinance, and was entitled to vote and be counted in the quorum pursuant to the Company's Articles of Association.

The Company had given certain guarantee and security documents to secure the obligations of Merit Focus Limited, Prospect Focus Limited, Triple Focus Limited and Sharp Access Development Limited ("**Borrower**") under a facility letter dated 27 February 2023 and amended by a supplemental facility letter dated 5 July 2023, a 2nd supplemental facility letter dated 1 November 2023 and a 3rd supplemental facility letter dated 21 December 2023 ("**Facility Letter**") issued by Bank of Communications (Hong Kong) Limited ("**Bank**"). It was proposed by a 4th supplemental facility letter ("**4th Supplemental Facility Letter**") to vary certain terms of the Facility Letter. It was also proposed that the Company entered into the documents listed below to secure the obligations of the Borrower.

Final drafts of the following document (the "**Documents**") was considered:

(a) the 4th Supplemental Facility Letter.

Noted that:

(i) the Company had power under its Articles of Association to enter into the Documents and to carry out the transactions contemplated thereby;

(ii) it was in order for the Company to enter into the Documents and the terms thereof were commercially acceptable, in its interests and for its benefit;

(iii) the Company was solvent and would remain solvent after its execution and performance of the Documents; and

(iv) the draft Documents might be amended or modified as required by the Bank.

2. Resolutions

After careful consideration of the transactions and the provisions of the Documents, it was RESOLVED that:

(a) it was in the commercial interests and corporate benefit of the Company, and for the proper corporate purpose of the Company, to enter into the Documents and to carry out the transactions contemplated thereby;

(b) the terms of and the transactions contemplated by the Documents be and are hereby approved; the Documents may be amended as any signatory authorized by these resolutions to sign the Documents may approve, such approval to be conclusively evidenced by the execution of the same on behalf of the Company in accordance with the terms of these resolutions;

(c) the "Representative" shall be * any one Director / ~~any 2 Directors~~ / ~~the authorized signatories of the Company pursuant to and acting in accordance with the Company's signing authorization on the Bank's record for the operation of the Company's accounts with the Bank~~;

(d) the Representative be and is hereby authorised to sign the Documents on behalf of the Company; and if any Documents are required to be executed as a deed, any 2 directors or a director and the company secretary be and are authorised to sign such Documents as a deed on behalf of the Company; and the executed Documents be delivered to the Bank;

(e) the Representative be and is hereby authorised to sign and/or dispatch any documents, notices, certificates and communications required or permitted to be given by or on behalf of the Company under or in connection with the Documents;

(f) the Representative be and is hereby authorised, in the name and on behalf of the Company and from time to time, to do all acts and things and to execute and deliver all documents which such Representative considers necessary or desirable in connection with or as contemplated by the Documents or in order to complete them and all transactions contemplated thereby, or in connection with any amendments or supplements to the Documents; and if any documents are required to be executed as a deed, any 2 directors or a director and the company secretary be and are authorised to sign such documents as a deed on behalf of the Company;

(g) all existing deed of guarantee and security documents executed by the Company in favour of the Bank shall continue to be in full force and effect and shall, among other things, secure the obligations of the Borrower in respect of the 4th Supplemental Facility Letter;

(h) any action of the Representative and any 2 directors or a director and the company secretary before the date of these resolutions in respect of the Documents including their execution and delivery be hereby approved, confirmed and ratified; and

(i) a copy of these resolutions (certified by a Director) be delivered to the Bank.

* Please delete as appropriate.

Certified by:

Name: Miao Tai Wai David

Title: Director

Date: 22 MAR 2024

Sparkle Legend Limited
(再豐盛有限公司)
("COMPANY")

EXTRACT OF A RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY

The following is a true extract of the resolutions duly passed pursuant to the Company's Articles of Association by the Board of Directors of the Company on 2 MAR 2024:

1. Banking Facilities

Every interested Director had declared the nature and extent of his interest in the proposed transactions mentioned below in accordance with the Company's Articles of Association and the provisions of the Companies Ordinance, and was entitled to vote and be counted in the quorum pursuant to the Company's Articles of Association.

The Company had given certain guarantee to secure the obligations of Merit Focus Limited, Prospect Focus Limited, Triple Focus Limited and Sharp Access Development Limited (**"Borrower"**) under a facility letter dated 27 February 2023 and amended by a supplemental facility letter dated 5 July 2023, a 2nd supplemental facility letter dated 1 November 2023 and a 3rd supplemental facility letter dated 21 December 2023 (**"Facility Letter"**) issued by Bank of Communications (Hong Kong) Limited (**"Bank"**). It was proposed by a 4th supplemental facility letter (**"4th Supplemental Facility Letter"**) to vary certain terms of the Facility Letter. It was also proposed that the Company entered into the documents listed below to secure the obligations of the Borrower.

Final drafts of the following document (the **"Documents"**) was considered:

(a) the 4th Supplemental Facility Letter.

Noted that:

(i) the Company had power under its Articles of Association to enter into the Documents and to carry out the transactions contemplated thereby;

(ii) it was in order for the Company to enter into the Documents and the terms thereof were commercially acceptable, in its interests and for its benefit;

(iii) the Company was solvent and would remain solvent after its execution and performance of the Documents; and

(iv) the draft Documents might be amended or modified as required by the Bank.

2. Resolutions

After careful consideration of the transactions and the provisions of the Documents, it was RESOLVED that:

(a) it was in the commercial interests and corporate benefit of the Company, and for the proper corporate purpose of the Company, to enter into the Documents and to carry out the transactions contemplated thereby;

(b) the terms of and the transactions contemplated by the Documents be and are hereby approved; the Documents may be amended as any signatory authorized by these resolutions to sign the Documents may approve, such approval to be conclusively evidenced by the execution of the same on behalf of the Company in accordance with the terms of these resolutions;

(c) the "Representative" shall be *[any one Director]/[~~any 2 Directors~~]/[~~the authorized signatories of the Company pursuant to and acting in accordance with the Company's signing authorization on the Bank's record for the operation of the Company's accounts with the Bank;~~]

(d) the Representative be and is hereby authorised to sign the Documents on behalf of the Company; and if any Documents are required to be executed as a deed, any 2 directors or a director and the company secretary be and are authorised to sign such Documents as a deed on behalf of the Company; and the executed Documents be delivered to the Bank;

(e) the Representative be and is hereby authorised to sign and/or dispatch any documents, notices, certificates and communications required or permitted to be given by or on behalf of the Company under or in connection with the Documents;

(f) the Representative be and is hereby authorised, in the name and on behalf of the Company and from time to time, to do all acts and things and to execute and deliver all documents which such Representative considers necessary or desirable in connection with or as contemplated by the Documents or in order to complete them and all transactions contemplated thereby, or in connection with any amendments or supplements to the Documents; and if any documents are required to be executed as a deed, any 2 directors or a director and the company secretary be and are authorised to sign such documents as a deed on behalf of the Company;

(g) all existing deed of guarantee executed by the Company in favour of the Bank shall continue to be in full force and effect and shall, among other things, secure the obligations of the Borrower in respect of the 4th Supplemental Facility Letter;

(h) any action of the Representative and any 2 directors or a director and the company secretary before the date of these resolutions in respect of the Documents including their execution and delivery be hereby approved, confirmed and ratified; and

(i) a copy of these resolutions (certified by a Director) be delivered to the Bank.

* Please delete as appropriate.

Certified by:

[signature]

Name: Miao Tai Wai David

Title: Director

Date: 22 MAR 2024

main\lawi\11456122_3.doc

LC-RT00007s(201801v1)

Extract of Director Resolution - without common seal

Sparkle Legend Limited

Dumaine International Limited

("Company")

(a BVI business company incorporated in the British Virgin Islands)

CERTIFIED EXTRACT FROM THE MINUTES OF A MEETING OF THE BOARD OF DIRECTORS OF THE COMPANY HELD ON 22 MAR 2024

---

1. **APPROVAL OF TRANSACTION AND DOCUMENT(S)**

1.1 **IT IS NOTED THAT** the Company is proposed to enter into the followings :

(a) A 4th supplemental facility letter (attaching the Terms and Conditions for Banking Facilities) dated 18 March 2024 addressed to Merit Focus Limited, Prospect Focus Limited, Triple Focus Limited and Sharp Access Development Limited as co-borrower(s) (**Borrower**) with the Company as guarantor(s) from Bank of Communications (Hong Kong) Limited ("**Bank"**) ("**4th Supplemental Facility Letter"**), whereby the Bank agrees to make available general banking facilities of up to **HK$496,677,962.00** subject to the terms and conditions set out therein ("**Transaction"**); and

(b) the Directors have received and reviewed a final or near final draft(s) of the 4th Supplemental Facility Letter ("**Document(s)"**).

1.2 **IT IS NOTED THAT** the final draft(s) of the Document(s) has been circulated to the Directors for review and consideration.

2. **CONSIDERATION OF CORPORATE BENEFIT**

2.1 **IT IS NOTED THAT** by signing these Resolutions, each of the Directors confirms that he/she has duly and carefully considered the matters, transactions and documents contemplated in these Resolutions and is of the opinion that such matters, transactions and documents will benefit the commercial interests of the Company and that it is in the best interests, to the advantage, and for the benefit of the Company to undertake the transaction and enter into the Transaction and Document(s).

3. **RESOLUTIONS**

3.1 **IT IS UNANIMOUSLY RESOLVED THAT:**

(a) the entry into the Document(s) and the Transaction contemplated therein are in the best interests of the Company carrying on its business and for its commercial benefit;

б L

(k) the Chairman be authorised to supply the Bank with a certified copy of this extract of the minutes of the board of directors of the Company; and

(l) to the extent that any Director and/or officer of the Company has taken any actions or signed any documents or undertakings in connection with the foregoing prior to the date hereof which would have been approved if taken or signed after the date hereof, the same be and are severally approved, confirmed and ratified in all respects.

IT IS HEREBY CERTIFIED that the above is a true extract from the Minutes of the Meeting of the Board of Directors of the Company and the resolutions set forth above were duly passed in accordance with and complies with the articles of association of the Company and that such resolution will not infringe any restrictions affecting the Company or the Board of Directors, which are in full force and effect as at the date hereof.

Name : Miao Tai Wai David
Chairman
Date: 22 MAR 2024

**** Please choose as appropriate***

Right Legend Limited

("Company")

(a BVI business company incorporated in the British Virgin Islands)

WRITTEN RESOLUTIONS OF THE SOLE DIRECTOR OF THE COMPANY

I, the undersigned, being the sole director of the Company (**Director**), pursuant to the Company's articles of association (**Articles**), **HEREBY ADOPT** the resolutions set out below (**Resolutions**). The effective date of the Resolutions is the date when the Resolutions are signed by the Director.

A copy of these Resolutions shall be inserted in the Company's Minute Book. Any action taken herein shall be of the same force and effect as if adopted at a duly convened meeting of the Director.

1. **INTERPRETATION**

1.1 Capitalised terms not otherwise defined have the meanings given to them in the Articles.

2. **DIRECTOR'S INTERESTS**

2.1 **IT IS NOTED THAT** the Director duly disclosed his/her interests, if any, in the matters contemplated by these Resolutions, in accordance with the Articles and that the Director is not prohibited from approving the Resolutions below.

3. **APPROVAL OF TRANSACTION AND DOCUMENTS**

3.1 **IT IS NOTED THAT** the Company is proposed to enter into the followings :

(a) A 4th supplemental facility letter (attaching the Terms and Conditions for Banking Facilities) dated 18 March 2024 addressed to Merit Focus Limited, Prospect Focus Limited, Triple Focus Limited and Sharp Access Development Limited as co-borrower(s) (**Borrower**) with the Company, as guarantor(s) and security provider(s) from Bank of Communications (Hong Kong) Limited ("**Bank"**) ("**4th Supplemental Facility Letter"**), whereby the Bank agrees to make available general banking facilities of up to **HK$496,677,962.00** subject to the terms and conditions set out therein ("**Transaction"**); and

(b) the Director has received and reviewed a final or near final draft(s) of the 4th Supplemental Facility Letter (**Document(s)**).

3.2 **IT IS NOTED THAT** the final draft(s) of the Document(s) has been circulated to the Director for review and consideration.

4. **CONSIDERATION OF CORPORATE BENEFIT**

4.1 **IT IS NOTED THAT** by signing these Resolutions, the Director confirms that he/she has duly and carefully considered the matters, transactions and documents contemplated in these Resolutions and is of the opinion that such matters, transactions and documents will benefit the commercial interests of the Company and that it is in the best interests, to the advantage, and for the benefit of the Company to undertake the transaction and enter into the Transaction and Document(s).

5. **RESOLUTIONS**

5.1 **IT IS RESOLVED THAT:**

(a) the entry into the Document(s) and the Transaction contemplated therein are in the best interests of the Company carrying on its business and for its commercial benefit;

(b) the Company is, and notwithstanding its entry into the Document(s) and the Transaction contemplated therein will remain, solvent in that its assets exceed its liabilities and will be able to pay its debts as they become due;

(c) there are no charges registered or unregistered against the assets of the Company or other form of impediment which might prevent the Company from entering into and performing its obligations under the Document(s) and the Transaction contemplated therein;

(d) the terms of the Document(s) are hereby approved in all respects;

(e) the entry into, delivery and performance of the obligations under the Document(s) by the Company and the Transaction contemplated therein be and are hereby approved;

(f) the Director of the Company is authorised to sign the Document(s) for and on behalf of the Company with intent to bind the Company;

(g) all existing deed of guarantee and security documents executed by the Company in favour of the Bank shall continue to be in full force and effect and shall, among other things, secure the obligations of the Borrower in respect of the 4th Supplemental Facility Letter;

(h) *the Director ~~or *the Director and the secretary or *____________________~~ (**Authorised Person(s)**) be authorised to execute (where appropriate, as a deed) and deliver on behalf of the Company, and (where required) to affix the common seal of the Company to the Document(s), and any other documents, utilisation request(s) and notices deemed by the Authorised Person(s) to be incidental to, ancillary to or expedient in connection with the Document(s) or any part thereof or in connection with the subject matter of these Resolutions;

(i) the Authorised Person(s) be authorised in his/her absolute discretion to approve any amendment, alteration or modification to the Document(s), and take any or all actions necessary, desirable or incidental, as the Authorised Person(s) see(s) fit in his/her absolute discretion in order to carry out the purpose and intent of the foregoing Resolutions;

(j) the Authorised Person(s) be and is/are hereby authorised to certify corporate documents of the Company and any of the Document(s) executed by the Company;

(k) the Authorised Person(s) (or any person authorised by him/her) be authorised, to do such acts, matters or things deemed by any of them to be necessary, desirable, incidental to, ancillary to or expedient in connection with the subject matter of these Resolutions, including (but not limited to) to do and perform (or cause to be done and performed), all such acts and to sign, make, execute, deliver, issue or file (or cause to be signed, made, executed, delivered, issued or filed) with any person including any governmental authority or agency, all such agreements, documents, instruments, instructions, certificates, consents or waivers and all amendments to any such agreements, documents, instruments, certificates, consents or waivers, and to the extent that any such acts, matters or things have been done, these be confirmed, approved and ratified;

(l) any and all actions taken by the Authorised Person(s) which would have been authorised by the foregoing Resolutions but were taken prior to the date hereof be severally approved, confirmed and ratified in all respects.

Name : Miao Tai Wai David
Sole Director
Date: 2 2 MAR 2024

**** Please choose as appropriate***

4/6

Fashion Focus Manufacturing Limited
(衛仕有限公司)
("COMPANY")

EXTRACT OF A RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY

The following is a true extract of the resolutions duly passed pursuant to the Company's Articles of Association by the Board of Directors of the Company on 22 MAR 2024:

1. Banking Facilities

Every interested Director had declared the nature and extent of his interest in the proposed transactions mentioned below in accordance with the Company's Articles of Association and the provisions of the Companies Ordinance, and was entitled to vote and be counted in the quorum pursuant to the Company's Articles of Association.

The Company had given certain guarantee to secure the obligations of Merit Focus Limited, Prospect Focus Limited, Triple Focus Limited and Sharp Access Development Limited ("**Borrower**") under a facility letter dated 27 February 2023 and amended by a supplemental facility letter dated 5 July 2023, a 2nd supplemental facility letter dated 1 November 2023 and a 3rd supplemental facility letter dated 21 December 2023 ("**Facility Letter**") issued by Bank of Communications (Hong Kong) Limited ("**Bank**"). It was proposed by a 4th supplemental facility letter ("**4th Supplemental Facility Letter**") to vary certain terms of the Facility Letter. It was also proposed that the Company entered into the documents listed below to secure the obligations of the Borrower.

Final drafts of the following document (the "**Documents**") was considered:

(a) the 4th Supplemental Facility Letter.

Noted that:

(i) the Company had power under its Articles of Association to enter into the Documents and to carry out the transactions contemplated thereby;

(ii) it was in order for the Company to enter into the Documents and the terms thereof were commercially acceptable, in its interests and for its benefit;

(iii) the Company was solvent and would remain solvent after its execution and performance of the Documents; and

(iv) the draft Documents might be amended or modified as required by the Bank.

2. Resolutions

After careful consideration of the transactions and the provisions of the Documents, it was RESOLVED that:

(a) it was in the commercial interests and corporate benefit of the Company, and for the proper corporate purpose of the Company, to enter into the Documents and to carry out the transactions contemplated thereby;

(b) the terms of and the transactions contemplated by the Documents be and are hereby approved; the Documents may be amended as any signatory authorized by these resolutions to sign the Documents may approve, such approval to be conclusively evidenced by the execution of the same on behalf of the Company in accordance with the terms of these resolutions;

(c) the "Representative" shall be * [any one Director / ~~any 2 Directors~~ / ~~the authorized signatories of the Company pursuant to and acting in accordance with the Company's signing authorization on the Bank's record for the operation of the Company's accounts with the Bank;~~]

(d) the Representative be and is hereby authorised to sign the Documents on behalf of the Company; and if any Documents are required to be executed as a deed, any 2 directors or a director and the company secretary be and are authorised to sign such Documents as a deed on behalf of the Company; and the executed Documents be delivered to the Bank;

(e) the Representative be and is hereby authorised to sign and/or dispatch any documents, notices, certificates and communications required or permitted to be given by or on behalf of the Company under or in connection with the Documents;

(f) the Representative be and is hereby authorised, in the name and on behalf of the Company and from time to time, to do all acts and things and to execute and deliver all documents which such Representative considers necessary or desirable in connection with or as contemplated by the Documents or in order to complete them and all transactions contemplated thereby, or in connection with any amendments or supplements to the Documents; and if any documents are required to be executed as a deed, any 2 directors or a director and the company secretary be and are authorised to sign such documents as a deed on behalf of the Company;

(g) all existing deed of guarantee executed by the Company in favour of the Bank shall continue to be in full force and effect and shall, among other things, secure the obligations of the Borrower in respect of the 4th Supplemental Facility Letter;

(h) any action of the Representative and any 2 directors or a director and the company secretary before the date of these resolutions in respect of the Documents including their execution and delivery be hereby approved, confirmed and ratified; and

(i) a copy of these resolutions (certified by a Director) be delivered to the Bank.

* Please delete as appropriate.

Certified by:

Name: Miao Duncan

Title: Director

Date: 22 MAR 2024

Prospect Focus Limited
("COMPANY")

EXTRACT OF A RESOLUTION OF THE SOLE DIRECTOR OF THE COMPANY

The following is a true extract of the resolutions duly passed pursuant to the Company's Articles of Association by the Sole Director of the Company on 22 MAR 2024:

1. Banking Facilities

The Sole Director had declared the nature and extent of his interest in the proposed transactions mentioned below in accordance with the Company's Articles of Association and the provisions of the Companies Ordinance, and was entitled to vote and be counted in the quorum pursuant to the Company's Articles of Association.

It was proposed by a 4th supplemental facility letter ("**4th Supplemental Facility Letter**") to vary certain terms of the facility letter dated 27 February 2023, supplemental facility letter dated 5 July 2023, 2nd supplemental facility letter dated 1 November 2023 and 3rd supplemental facility letter dated 21 December 2023 ("**Facility Letter**") issued by Bank of Communications (Hong Kong) Limited ("**Bank**") and accepted by the Company, Merit Focus Limited, Triple Focus Limited and Sharp Access Development Limited as borrowers ("**Borrower**").

Final drafts of the following document (the "**Documents**") was considered:

(a) the 4th Supplemental Facility Letter.

Noted that:

(i) the Company had power under its Articles of Association to enter into the Documents and to carry out the transactions contemplated thereby;

(ii) it was in order for the Company to enter into the Documents and the terms thereof were commercially acceptable, in its interests and for its benefit;

(iii) the Company was solvent and would remain solvent after its execution and performance of the Documents; and

(iv) the draft Documents might be amended or modified as required by the Bank.

2. Resolutions

After careful consideration of the transactions and the provisions of the Documents, it was RESOLVED that:

(a) it was in the commercial interests and corporate benefit of the Company, and for the proper corporate purpose of the Company, to enter into the Documents and to carry out the transactions contemplated thereby;

(b) the terms of and the transactions contemplated by the Documents be and are hereby approved; the Documents may be amended as any signatory authorized by these resolutions to sign the Documents may approve, such approval to be conclusively evidenced by the execution of the same on behalf of the Company in accordance with the terms of these resolutions;

(c) the "Representative" shall be * [the Sole Director of the Company] / [~~the authorized signatories of the Company pursuant to and acting in accordance with the Company's signing authorization on the Bank's record for the operation of the Company's accounts with the Bank;~~]

(d) the Representative be and is hereby authorised to sign the Documents on behalf of the Company; and if any Documents are required to be executed as a deed, the sole director be and is authorised to sign such Documents as a deed on behalf of the Company; and the executed Documents be delivered to the Bank;

(e) the Representative be and is hereby authorised to sign and/or dispatch any documents, notices, certificates and communications required or permitted to be given by or on behalf of the Company under or in connection with the Documents;

(f) the Representative be and is hereby authorised, in the name and on behalf of the Company and from time to time, to do all acts and things and to execute and deliver all documents which such Representative considers necessary or desirable in connection with or as contemplated by the Documents or in order to complete them and all transactions contemplated thereby, or in connection with any amendments or supplements to the Documents; and if any documents are required to be executed as a deed, the sole director be and is authorised to sign such documents as a deed on behalf of the Company;

(g) all existing deed of guarantee executed by the Company in favour of the Bank shall continue to be in full force and effect and shall, among other things, secure the obligations of the Borrower in respect of the 4th Supplemental Facility Letter;

(h) any action of the Representative and the sole director before the date of these resolutions in respect of the Documents including their execution and delivery be hereby approved, confirmed and ratified; and

(i) a copy of these resolutions (certified by a Director) be delivered to the Bank.

* Please delete as appropriate.

Certified by:

Name: Miro Duncan

Title: Sole Director

Date: 22 MAR 2024

Triple Focus Limited
(得保有限公司)
("COMPANY")

EXTRACT OF A RESOLUTION OF THE SOLE DIRECTOR OF THE COMPANY

The following is a true extract of the resolutions duly passed pursuant to the Company's Articles of Association by the Sole Director of the Company on 22 MAR 2024:

1. Banking Facilities

The Sole Director had declared the nature and extent of his interest in the proposed transactions mentioned below in accordance with the Company's Articles of Association and the provisions of the Companies Ordinance, and was entitled to vote and be counted in the quorum pursuant to the Company's Articles of Association.

It was proposed by a 4th supplemental facility letter ("**4th Supplemental Facility Letter**") to vary certain terms of the facility letter dated 27 February 2023, supplemental facility letter dated 5 July 2023, 2nd supplemental facility letter dated 1 November 2023 and 3rd supplemental facility letter dated 21 December 2023 ("**Facility Letter**") issued by Bank of Communications (Hong Kong) Limited ("**Bank**") and accepted by the Company, Merit Focus Limited, Prospect Focus Limited and Sharp Access Development Limited as borrowers ("**Borrower**").

Final drafts of the following document (the "**Documents**") was considered:

(a) the 4th Supplemental Facility Letter.

Noted that:

(i) the Company had power under its Articles of Association to enter into the Documents and to carry out the transactions contemplated thereby;

(ii) it was in order for the Company to enter into the Documents and the terms thereof were commercially acceptable, in its interests and for its benefit;

(iii) the Company was solvent and would remain solvent after its execution and performance of the Documents; and

(iv) the draft Documents might be amended or modified as required by the Bank.

2. Resolutions

After careful consideration of the transactions and the provisions of the Documents, it was RESOLVED that:

(a) it was in the commercial interests and corporate benefit of the Company, and for the proper corporate purpose of the Company, to enter into the Documents and to carry out the transactions contemplated thereby;

(b) the terms of and the transactions contemplated by the Documents be and are hereby approved; the Documents may be amended as any signatory authorized by these resolutions to sign the

Documents may approve, such approval to be conclusively evidenced by the execution of the same on behalf of the Company in accordance with the terms of these resolutions;

(c) the "Representative" shall be * the Sole Director of the Company / ~~the authorized signatories of the Company pursuant to and acting in accordance with the Company's signing authorization on the Bank's record for the operation of the Company's accounts with the Bank;~~

(d) the Representative be and is hereby authorised to sign the Documents on behalf of the Company; and if any Documents are required to be executed as a deed, the sole director be and is authorised to sign such Documents as a deed on behalf of the Company; and the executed Documents be delivered to the Bank;

(e) the Representative be and is hereby authorised to sign and/or dispatch any documents, notices, certificates and communications required or permitted to be given by or on behalf of the Company under or in connection with the Documents;

(f) the Representative be and is hereby authorised, in the name and on behalf of the Company and from time to time, to do all acts and things and to execute and deliver all documents which such Representative considers necessary or desirable in connection with or as contemplated by the Documents or in order to complete them and all transactions contemplated thereby, or in connection with any amendments or supplements to the Documents; and if any documents are required to be executed as a deed, the sole director be and is authorised to sign such documents as a deed on behalf of the Company;

(g) all existing deed of guarantee executed by the Company in favour of the Bank shall continue to be in full force and effect and shall, among other things, secure the obligations of the Borrower in respect of the 4th Supplemental Facility Letter;

(h) any action of the Representative and the sole director before the date of these resolutions in respect of the Documents including their execution and delivery be hereby approved, confirmed and ratified; and

(i) a copy of these resolutions (certified by a Director) be delivered to the Bank.

* Please delete as appropriate.

Certified by:

Name: Miao Duncan

Title: Sole Director

Date: 22 MAR 2024

main\law\11456122_3.doc

LC-RT00007s(201801v1)

Extract of Director Resolution - without common seal

Triple Focus Limited

Merit Focus Limited
(奧娜有限公司)
("COMPANY")

EXTRACT OF A RESOLUTION OF THE SOLE DIRECTOR OF THE COMPANY

The following is a true extract of the resolutions duly passed pursuant to the Company's Articles of Association by the Sole Director of the Company on 22 MAR 2024:

1. Banking Facilities

The Sole Director had declared the nature and extent of his interest in the proposed transactions mentioned below in accordance with the Company's Articles of Association and the provisions of the Companies Ordinance, and was entitled to vote and be counted in the quorum pursuant to the Company's Articles of Association.

It was proposed by a 4th supplemental facility letter ("**4th Supplemental Facility Letter**") to vary certain terms of the facility letter dated 27 February 2023, supplemental facility letter dated 5 July 2023, 2nd supplemental facility letter dated 1 November 2023 and 3rd supplemental facility letter dated 21 December 2023 ("**Facility Letter**") issued by Bank of Communications (Hong Kong) Limited ("**Bank**") and accepted by the Company, Prospect Focus Limited, Triple Focus Limited and Sharp Access Development Limited as borrowers ("**Borrower**").

Final drafts of the following document (the "**Documents**") was considered:

(a) the 4th Supplemental Facility Letter.

Noted that:

(i) the Company had power under its Articles of Association to enter into the Documents and to carry out the transactions contemplated thereby;

(ii) it was in order for the Company to enter into the Documents and the terms thereof were commercially acceptable, in its interests and for its benefit;

(iii) the Company was solvent and would remain solvent after its execution and performance of the Documents; and

(iv) the draft Documents might be amended or modified as required by the Bank.

2. Resolutions

After careful consideration of the transactions and the provisions of the Documents, it was RESOLVED that:

(a) it was in the commercial interests and corporate benefit of the Company, and for the proper corporate purpose of the Company, to enter into the Documents and to carry out the transactions contemplated thereby;

(b) the terms of and the transactions contemplated by the Documents be and are hereby approved; the Documents may be amended as any signatory authorized by these resolutions to sign the

Documents may approve, such approval to be conclusively evidenced by the execution of the same on behalf of the Company in accordance with the terms of these resolutions;

(c) the "Representative" shall be * the Sole Director of the Company / ~~the authorized signatories of the Company pursuant to and acting in accordance with the Company's signing authorization on the Bank's record for the operation of the Company's accounts with the Bank;~~

(d) the Representative be and is hereby authorised to sign the Documents on behalf of the Company; and if any Documents are required to be executed as a deed, the sole director be and is authorised to sign such Documents as a deed on behalf of the Company; and the executed Documents be delivered to the Bank;

(e) the Representative be and is hereby authorised to sign and/or dispatch any documents, notices, certificates and communications required or permitted to be given by or on behalf of the Company under or in connection with the Documents;

(f) the Representative be and is hereby authorised, in the name and on behalf of the Company and from time to time, to do all acts and things and to execute and deliver all documents which such Representative considers necessary or desirable in connection with or as contemplated by the Documents or in order to complete them and all transactions contemplated thereby, or in connection with any amendments or supplements to the Documents; and if any documents are required to be executed as a deed, the sole director be and is authorised to sign such documents as a deed on behalf of the Company;

(g) all existing deed of guarantee executed by the Company in favour of the Bank shall continue to be in full force and effect and shall, among other things, secure the obligations of the Borrower in respect of the 4th Supplemental Facility Letter;

(h) any action of the Representative and the sole director before the date of these resolutions in respect of the Documents including their execution and delivery be hereby approved, confirmed and ratified; and

(i) a copy of these resolutions (certified by a Director) be delivered to the Bank.

* Please delete as appropriate.

Certified by:

Name: Miao Duncan

Title: Sole Director

Date: 22 MAR 2024